UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 28, 1997



                              Thinking Tools, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    000-21295                   77-0361708
       -----------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

               One Lower Ragsdale Drive, 1-250, Monterey, CA 93940
              -----------------------------------------------------
              (Address of principal executive offices)   (Zip Code)

                                  (408) 373-8688
                                  ---------------
               Registrant's telephone number, including area code
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

By Current Report on Form 8-K, dated March 7, 1997, Thinking Tools, Inc. (the "Registrant") reported the dismissal of KPMG Peat Marwick LLP as the Registrant's independent accountants and the engagement of Deloitte & Touche LLP as the Registrant's independent accountants. At that time, Exhibit 16 (the letter from Registrant's prior independent accountants) had not yet been received by the Registrant from its prior independent accountants. Accordingly,
Item 7 is amended to add the following exhibit which was received by the Company on March 12, 1997.

Exhibit 16: Letter from Registrant's prior independent accountants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Thinking Tools. Inc.
Date: March 13, 1997

                                                    /s/ Phillip F. Whalen, Jr.
                                                    ----------------------------
                                                    Name: Phillip F. Whalen, Jr.
                                                    Title: President and CEO

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